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Scudder California Tax-Free Income Fund

Class S Shares

Annual Report

August 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder California Tax-Free Income Fund	Ticker Symbol	Fund Number
Class S	SDCSX	409

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the U.S. economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction. In this environment, we believe the benefits of a well-diversified portfolio, which includes a fixed income component, shows its strength.

In managing Scudder California Tax-Free Income Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. Furthermore, over the long term, our investment style has proven to be successful. We are committed to our process and our goal of providing strong long-term results.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder California Tax-Free Income Fund

Web site: myScudder.com	Toll-free: 1-800-SCUDDER

Performance Summary August 31, 2002

Average Annual Total Returns
Scudder California Tax-Free Income Fund	1-Year	Life of Class*
Class S	5.56%	8.73%
Lehman Brothers Municipal Bond Index++	6.24%	8.17%

* On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin June 30, 2001.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/02	$ 7.66
8/31/01	$ 7.60
Distribution Information: Twelve Months: Income Dividends	$ .34
August Income Dividend	$ .0309
SEC 30-day Yield+	3.82%
Current Annualized Distribution Rate+	4.76%
Tax Equivalent Yield+	6.86%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 44.31% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - California Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	109	4

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of a $10,000 Investment
[] Scudder California Tax-Free Income Fund - Class S [] Lehman Brothers Municipal Bond Index++

Comparative Results
Scudder California Tax-Free Income Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,556	$11,063
	Average annual total return	5.56%	8.73%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,624	$10,959
	Average annual total return	6.24%	8.17%

The growth of $10,000 is cumulative.

++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder California Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder California Tax-Free Income Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 26 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 16 years of investment industry experience.

MS, Drexel University.

Matthew J. Caggiano

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1999.

MS, Boston College.

Philip G. Condon and Eleanor R. Brennan serve as co-managers of Scudder California Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform during the fiscal year ended August 31, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues slightly underperformed taxable bonds on a pretax basis. (See table below.)

Over the course of the period, investors generally sought out higher-quality bonds, as the marketplace was plagued by a wide variety of concerns, such as the possibility of future terrorist attacks, an economy moving into and out of recession and discoveries of widespread corporate accounting irregularities at several prominent domestic corporations. As stocks struggled to regain their footing in this environment, investors sought out the relative stability of bonds. In particular, municipal bonds delivered positive results.

Municipal bonds deliver strong returns (1-year period ended August 31, 2002)
Index	Return
Lehman Brothers Municipal Bond Index	6.24%
Lehman Brothers Aggregate Bond Index	8.11%
JP Morgan Global High-Yield Bond Index	-2.74%
S&P 500 Index	-17.99%

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Lehman Brothers Aggregate Bond index is a total- return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The JP Morgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index.

Q: How did bond yields react during the period?

A: Over the course of the fiscal year, the yield curve steepened significantly. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) Specifically, as of August 31, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 252 basis points (or 2.52 percent). The difference between those maturities had increased to 349 basis points (or 3.49 percent) as of August 31, 2002. Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, the yield on individual 10-year AAA-rated municipal bonds generally declined in the past year. A 10-year AAA-rated municipal bond yielded 3.66 percent as of August 31, 2002 - 36 basis points less than the 4.02 percent it was yielding as of August 31, 2001.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder California Tax-Free Income Fund perform during the period?

A: Over the past year, the fund's absolute and relative results were strong. However, the fund underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 6.24 percent.

Scudder California Tax-Free Income Fund delivered 5.56 percent (Class S shares) during the reporting period, widely outperforming its typical peer in the Lipper California Municipal Debt Funds category1, which returned 4.23 percent, according to Lipper, Inc. That performance earned the fund a spot in the category's top decile.Scudder California Tax-Free Income Fund delivered 5.43 percent (Class A shares, unadjusted for sales charges) during the reporting period, widely outperforming its typical peer in the Lipper California Municipal Debt Funds category1, which returned 4.23 percent, according to Lipper, Inc. That performance earned the fund a spot in the category's top decile. (Complete Lipper rankings can be found on page 4.)

1 The Lipper California Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in California.

Q: How did the fund's positioning contribute to its performance?

A: For much of the fiscal year, management focused on intermediate-term issues. During the period, management generally found that intermediate-term securities, or those with maturities in the range of five to 15 years, held better return values. That concentration aided the fund's results, as the yield curve generally steepened over the course of the fiscal year, and bonds in that maturity range benefited. In recent months, management has extended into intermediate-term bonds with slightly longer maturities, particularly those in the range of 15 years to 25 years, in preparation for a normalization of the yield curve.

Moreover, the fund continued to benefit from management's focus on bonds with solid call protection. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As interest rates continued to decrease during the period, many municipal borrowers decided to repay their loans and take on new loans with lower rates. If an investor holds that original bond, it will be paid off early, and reinvesting the proceeds usually means purchasing other municipal bonds at lower rates. To help reduce the chance that the fund's bonds will be repaid early and that new, lower-yielding bonds will have to be purchased in their place, management focused on owning "call protected" bonds. Municipal borrowers cannot pay off call-protected bonds for a number of years. As a result, as borrowing rates declined, other investors were willing to purchase these call-protected bonds at a higher price. So, returns on call-protected bonds in the portfolio generally increased and aided the fund's performance.

Q: What affected the performance of California municipal bonds during the period?

A: During the period, California's municipal bonds were downgraded by Moody's Investors Service from Aa3 to A1. Despite feeling some pressure from the country's recession, California's economy outpaced that of the nation during the period. However, states across the United States, including California, saw their tax receipts reduced by the current economic environment. In recent months, management has concentrated on investing in essential service revenue bonds, which include debt that funds water departments, transportation systems and sewer systems. Such bonds typically have more stable revenue streams and should do well in more troubled economic times.

At the same time, across the board, we saw the supply of municipal bonds increase over the fiscal year, partially because interest rates have been so low that many borrowers are seizing this opportunity to refinance their higher-rate loans with new, lower rate loans now available in the market. That has been the case in California as well, and supply increased about 11 percent in the first eight months of 2002.

Q: How have you positioned Scudder California Tax-Free Income Fund for the road ahead?

A: As the yield curve is currently quite steep by historical standards, management is generally preparing for the yield curve to begin to normalize. As a result, over the last two quarters, management has begun to increase the fund's exposure to bonds with slightly longer maturities particularly those in the range of 15 years to 25 years, while at the same time working to keep the fund's duration neutral to its benchmark. Management plans to continue to focus on essential service revenue bonds, an area of the market that we believed should hold up better as some California bonds are affected by the current economic environment. At the same time, management remains committed to its focus on call-protected, premium-coupon bonds with solid structures.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Portfolio Composition	8/31/02	8/31/01

Revenue Bonds	70%	69%
U.S. Government Secured	8%	11%
General Obligation Bonds	22%	20%
	100%	100%

Quality	8/31/02	8/31/01

AAA	71%	63%
AA	3%	5%
A	16%	17%
BBB	4%	6%
Not Rated	6%	9%
	100%	100%

Effective Maturity	8/31/02	8/31/01

1-10 years	59%	62%
11-20 years	37%	33%
21+ years	4%	5%
	100%	100%

Interest Rate Sensitivity	8/31/02	8/31/01

Average Maturity	10.4 years	9.8 years
Duration	7.9 years	8.3 years

Portfolio Composition, Quality, Effective Maturity and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 100.0%
California 84.6%
ABAG Finance Authority, Stanford Health Systems, ETM, 6.0%, 11/1/2007 (b)	605,000	712,587
Anaheim, CA, Other (GO) Lease, Public Financing Authority, Public Improvements Project:
Series C, 6.0%, 9/1/2014 (b)	1,000,000	1,202,430
Series C, 6.0%, 9/1/2016 (b)	1,000,000	1,203,870
Series A, 6.0%, 9/1/2024 (b)	3,500,000	4,085,270
Anaheim, CA, Other (GO) Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (b)	1,455,000	722,073
Series C, Zero Coupon, 9/1/2018 (b)	1,000,000	467,160
Benicia, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2017 (b)	1,735,000	864,377
Series A, Zero Coupon, 8/1/2018 (b)	1,510,000	707,994
Beverly Hills, CA, School District GO, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,088,140
Series A, 5.375%, 8/1/2021	1,230,000	1,321,930
Big Bear Lake, CA, Water & Sewer Revenue, Inverse Floater: Rites-PA 597A, Series A, 10.459%, 10/1/2010* (b)	1,700,000	2,376,532
Rites-PA 597B, Series B, 10.442%, 4/1/2015* (b)	6,750,000	9,027,923
Burbank, CA, School District GO, Unified School District:
Series B, Zero Coupon, 8/1/2012 (b)	1,500,000	1,018,110
Series B, Zero Coupon, 8/1/2013 (b)	3,225,000	2,060,485
Series B, Zero Coupon, 8/1/2014 (b)	3,000,000	1,805,670
Cabrillo, CA, County (GO) Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (b)	4,000,000	1,767,760
California, ETM, 5.75%, 7/1/2021	880,000	1,022,349
California, Educational Facilities Authority, Mills College, Prerefunded, 6.875%, 9/1/2022	1,775,000	1,810,784
California, Electric Revenue, Efficiency Financing Authority:
5.5%, 4/1/2017 (b)	1,285,000	1,378,844
6.0%, 4/1/2010 (b)	1,500,000	1,774,770
6.0%, 4/1/2011	1,590,000	1,893,595
6.0%, 4/1/2012 (b)	1,685,000	2,000,567
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego:
Zero Coupon, 10/1/2014 (b)	1,470,000	878,516
Zero Coupon, 10/1/2024 (b)	2,500,000	781,475
California, Higher Education Revenue, Educational Facilities Authority, University of San Francisco, 6.0%, 10/1/2016 (b)	6,640,000	7,563,624
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012 (d)	20,205,000	23,401,829
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Series A, 6.7%, 3/1/2011	1,160,000	1,185,648
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority:
Series A, Zero Coupon, 10/1/2010 (b)	3,040,000	2,284,438
Series A, Zero Coupon, 10/1/2012 (b)	4,900,000	3,291,232
California, Hospital & Healthcare Revenue, Statewide Communities Development Authority, Series B, 5.5%, 8/15/2034	10,000,000	10,163,000
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (b)	1,000,000	1,185,190
California, Multi Family Housing Revenue, Community Development Authority, Irvine Apartment Communities, Series A-4, 5.25%, 5/15/2025	1,000,000	1,048,130
California, Multi Family Housing Revenue, Housing Finance Agency:
Series A-II, 7.35%, 8/1/2003	430,000	448,236
Series A-II, 7.35%, 8/1/2004	460,000	497,619
Series A, 7.6%, 8/1/2006	4,030,000	4,155,938
Series A, 7.65%, 8/1/2007	2,335,000	2,408,459
Series A, 7.7%, 8/1/2009	700,000	722,162
Series A, 7.75%, 8/1/2016	2,175,000	2,240,794
California, Public Housing Revenue, Community Development Authority, Series A, 5.5%, 11/1/2032 (b)	4,000,000	4,070,440
California, Public Housing Revenue, Housing Finance Agency:
Series F-1, 6.2%, 8/1/2005 (b)	775,000	813,231
Series A-II, 7.35%, 8/1/2005	495,000	539,877
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	4,633,400
California, Sales & Special Tax Revenue, Tobacco Securitization Authority, Series A, 5.25%, 6/1/2027	2,690,000	2,713,269
California, Senior Care Revenue, Statewide Community Development Authority:
5.375%, 4/1/2017	1,000,000	1,009,400
ETM, 5.6%, 11/15/2013 (b)	4,750,000	5,442,360
6.0%, 8/15/2017	1,000,000	1,124,440
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,500,000	1,725,105
California, Single Family Housing Revenue, Housing Finance Agency, AMT:
Series G, 5.7%, 2/1/2007 (b)	500,000	538,760
Series G, 5.8%, 2/1/2008 (b)	1,330,000	1,423,805
Series G, 5.9%, 2/1/2009 (b)	200,000	213,060
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, 7.3%, 6/1/2031	830,000	941,461
California, State (GO) Lease, 5.75%, 10/1/2010	5,000,000	5,780,450
California, State (REV) Lease, Public Works Bond, 5.25%, 1/1/2013 (b)	2,000,000	2,250,440
California, State (REV) Lease, Public Works Bond, California Community Colleges, Series A, 5.25%, 12/1/2014	2,000,000	2,138,260
California, State Agency (GO) Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010	3,365,000	4,253,966
Series A-2, 7.4%, 9/1/2010 (b)	1,000,000	1,279,410
California, State Agency (REV) Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (b)	2,575,000	2,906,557
California, State GO:
5.0%, 11/1/2016	3,500,000	3,668,945
5.25%, 12/1/2019	5,000,000	5,254,000
5.5%, 5/1/2011	10,965,000	12,358,542
5.5%, 4/1/2012 (b)	2,100,000	2,409,057
5.5%, 3/1/2016	9,000,000	9,784,980
5.75%, 5/1/2010	8,070,000	9,272,914
5.875%, 10/1/2019 (d)	10,000,000	10,978,700
6.5%, 9/1/2010	1,305,000	1,569,641
6.6%, 2/1/2011 (b)	4,975,000	6,101,290
California, Water & Sewer Revenue:
Series Y, 5.25%, 12/1/2018 (c)	7,500,000	7,869,150
Series W, 5.5%, 12/1/2013	10,200,000	11,800,380
Series W, 5.5%, 12/1/2014	12,000,000	13,849,080
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017	3,000,000	3,441,270
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,782,683
Series A, 5.25%, 3/1/2017	3,160,000	3,432,740
Series B, 5.25%, 3/1/2017	7,400,000	8,038,694
California, Water & Sewer Revenue, South Placer Wastewater Authority, Series A, 5.5%, 11/1/2014	2,000,000	2,253,720
Capistrano, CA, School District GO, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (b)	1,000,000	1,157,600
Carlsbad, CA, School District GO, Unified School District, Zero Coupon, 11/1/2018 (b)	3,050,000	1,413,126
Carson, CA, Special Assessment Revenue, Redevelopment Project No. 1, Series B, Prerefunded, 6.0%, 10/1/2016	3,350,000	3,582,222
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (b)	1,000,000	1,222,350
Center, CA, School District GO, Unified School District, Series C, Zero Coupon, 9/1/2014 (b)	2,240,000	1,343,440
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (b)	1,290,000	1,525,941
Concord, CA, Special Assessment Revenue, Redevelopment Agency, Series 3, 8.0%, 7/1/2018 (b)	40,000	40,866
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, ETM, 7.75%, 5/1/2022	2,715,000	3,653,060
Corona, CA, Sales & Special Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (b)	9,240,000	10,660,003
Corona-Norco, CA, Sales & Special Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (b)	2,750,000	3,081,513
Del Mar, CA, Project Revenue, Race Track Authority, 6.0%, 8/15/2006	1,650,000	1,741,113
Dry Creek, CA, School District GO, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2010 (b)	1,120,000	847,930
Series A, Zero Coupon, 8/1/2011 (b)	1,180,000	847,535
Series A, Zero Coupon, 8/1/2016 (b)	555,000	294,489
Series A, Zero Coupon, 8/1/2021 (b)	1,920,000	745,267
Series A, Zero Coupon, 5/1/2022 (b)	1,385,000	508,946
Emeryville, CA, Sales & Special Tax Revenue, Redevelopment Project, Series A, 6.5%, 5/1/2021	6,315,000	6,448,499
Encinitas, CA, State GO, Unified School District, Zero Coupon, 8/1/2017 (b)	4,000,000	1,992,800
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (b)	7,000,000	2,954,070
Escondido, CA, School District GO, Unified High School District:
Zero Coupon, 5/1/2015 (b)	3,165,000	1,806,582
Zero Coupon, 5/1/2016 (b)	3,335,000	1,787,460
Zero Coupon, 11/1/2018 (b)	4,605,000	2,133,589
Escondido, CA, School District GO, Unified School District, ETM, Zero Coupon, 11/1/2017 (b)	5,500,000	2,765,125
Foothill, CA, Eastern Corridor Agency, Zero Coupon, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	2,660,088
Foothill, CA, Eastern Corridor Agency, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011, Series A, Prerefunded, Zero Coupon, 1/1/2011	6,000,000	6,350,160
Foothill, CA, Eastern Corridor Agency, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014, Series A, Prerefunded, Zero Coupon, 1/1/2014	2,875,000	3,048,708
Foothill, CA, Eastern Corridor Agency:
ETM, Zero Coupon, 1/1/2014	2,000,000	1,253,380
Series A, Zero Coupon, 1/1/2024	7,845,000	2,626,428
Foothill, CA, Step-up Coupon, 0% to 1/1/2005, 6.95% to 1/1/2007, Series A, ETM, Zero Coupon, 1/1/2007	575,000	567,870
Foothill, CA, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2013, Series A, Prerefunded, Zero Coupon, 1/1/2013	975,000	1,033,910
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (b)	10,000,000	4,922,800
ETM, Zero Coupon, 1/1/2020 (b)	10,000,000	4,360,800
Foothill, CA, School District GO, Zero Coupon, 8/1/2016 (b)	4,755,000	2,522,385
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, Prerefunded, 6.0%, 1/1/2016 (b)	11,000,000	13,042,590
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (b)	5,975,000	2,908,331
Zero Coupon, 1/15/2018 (b)	6,250,000	2,850,875
Zero Coupon, 1/15/2020 (b)	6,500,000	4,742,205
Zero Coupon, 1/15/2025	10,000,000	2,742,100
Zero Coupon, 1/15/2026	5,000,000	3,404,750
Foothill-De Anza, CA, School District GO:
6.0%, 8/1/2012	1,610,000	1,889,319
6.0%, 8/1/2013	2,105,000	2,454,346
Fresno, CA, School District GO, Unified School District:
Series C, 5.9%, 2/1/2017 (b)	1,760,000	2,084,245
Series A, 6.4%, 8/1/2016 (b)	2,000,000	2,439,000
Hawthorne, CA, Special Assessment Revenue, Community Redevelopment Agency, Redevelopment Project Area 2, 6.625%, 9/1/2014	2,000,000	2,111,000
Healdsburg, CA, School District GO, Unified School District:
Zero Coupon, 7/15/2011 (b)	400,000	287,772
Zero Coupon, 7/15/2012 (b)	400,000	271,968
Zero Coupon, 7/15/2013 (b)	400,000	256,032
Zero Coupon, 7/15/2014 (b)	400,000	241,212
Hollister, CA, Water & Sewer Revenue, Joint Powers Financing Authority, 5.75%, 12/1/2011	3,815,000	3,946,465
Inland Empire, Other (GO) Lease, Solid Waste Financing Authority, Landfill Improvement Financing Project, Series B, ETM, 6.0%, 8/1/2006	1,000,000	1,142,250
Kern, CA, School District GO, High School District, Series A, 6.4%, 8/1/2012 (b)	3,095,000	3,738,481
Las Virgenes, CA, School District GO, Unified School District:
Series A, Zero Coupon, 11/1/2013 (b)	2,150,000	1,359,639
Series A, Zero Coupon, 11/1/2014 (b)	1,050,000	625,286
Series A, Zero Coupon, 11/1/2015 (b)	1,275,000	711,845
Zero Coupon, 11/1/2016 (b)	1,500,000	785,820
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,805,631
Series A, 6.0%, 5/15/2017 (b)	1,500,000	1,773,015
Series A, 6.0%, 5/15/2018 (b)	4,000,000	4,702,520
Long Beach, CA, Sales & Special Tax Revenue, Inverse Floater: Rites-PA 651A, 10.422%, 5/15/2016*	4,215,000	5,807,975
Rites-PA 651B, 10.422%, 5/15/2019*	5,300,000	7,104,703
Los Angeles County, Core City (GO) Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (b)	1,000,000	1,207,620
Los Angeles County, County (GO) Lease, Disney Parking Project:
Zero Coupon, 9/1/2006	2,500,000	2,260,300
Zero Coupon, 3/1/2008	2,780,000	2,333,782
Zero Coupon, 9/1/2008	4,865,000	4,019,706
Los Angeles County, County (GO) Lease, Marina Del Rey:
Series A, 6.25%, 7/1/2003	565,000	581,232
Series A, 6.5%, 7/1/2008	2,500,000	2,602,150
Los Angeles, CA, Convention and Exhibition Center Authority, Certificates of Participation, Prerefunded, 9.0%, 12/1/2020	1,000,000	1,231,080
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (b)	6,895,000	7,624,629
Series B, 5.5%, 8/1/2016 (b)	6,500,000	7,035,015
Los Angeles, CA, Airport Revenue, Ontario International Airport, Series A, 5.9%, 5/15/2012 (b)	3,290,000	3,613,407
Los Angeles, CA, Core City (GO) Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,947,940
Los Angeles, CA, Pollution Control Revenue:
Series A, 6.0%, 6/1/2020 (b)	7,600,000	8,998,476
6.0%, 6/1/2021 (b)	2,000,000	2,356,060
Los Angeles, CA, Port Authority Revenue, Harbor Revenue, AMT, Series B, 6.25%, 8/1/2026 (b)	2,320,000	2,629,302
Los Angeles, CA, School District (GO) Lease, Unified School District, 5.625%, 7/1/2018 (b)	4,990,000	5,472,533
Los Angeles, CA, School District (GO) Lease, Unified School District, Inverse Floater: Rites-PA 589A, 10.442%, 7/1/2012*	3,170,000	4,382,969
Rites-PA 589B, 10.442%, 7/1/2013*	1,485,000	2,068,085
Rites-PA 589C, 10.442%, 7/1/2014*	2,910,000	4,074,844
Rites-PA 589D, 10.442%, 7/1/2015*	3,560,000	4,998,204
Los Angeles, CA, School District GO, Unified School District:
5.625%, 7/1/2015 (b)	4,115,000	4,809,365
5.625%, 7/1/2016 (b)	10,655,000	12,452,925
5.625%, 7/1/2017 (b)	5,000,000	5,843,700
Los Angeles, CA, State GO:
5.5%, 7/1/2014 (b)	14,340,000	16,343,298
Series E, 5.5%, 7/1/2017 (b)	5,000,000	5,555,250
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (b)	11,800,000	12,985,192
Los Banos, CA,, Other (REV) Lease, 6.0%, 12/1/2019	2,100,000	2,146,641
Lucia Mar, CA, School District GO, Series A, Zero Coupon, 8/1/2016 (b)	1,000,000	529,890
Merced, CA, School District GO, High School District:
Series A, Zero Coupon, 8/1/2014 (b)	2,045,000	1,230,865
Series A, Zero Coupon, 8/1/2015 (b)	2,090,000	1,179,847
Series A, Zero Coupon, 8/1/2016 (b)	2,140,000	1,133,965
Midpeninsula Regional Open Space District, CA, Other (GO) Lease, Zero Coupon, 9/1/2020 (b)	1,190,000	491,292
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	4,000,000	4,170,160
Modesto, CA, Electric Revenue, Irrigation District Financing Authority, Series A, 6.0%, 10/1/2015 (b)	7,000,000	7,973,700
Modesto, CA, Other (GO) Lease, Community Project, Series A, 5.6%, 11/1/2014 (b)	1,370,000	1,597,489
Modesto, CA, Water & Sewer Revenue, 6.0%, 11/1/2011 (b)	1,255,000	1,508,497
Mojave Desert & Mountain Region, CA, Resource Recovery Revenue, Solid Waste Joint Powers Authority, AMT, 7.875%, 6/1/2020	2,350,000	2,504,466
Montebello, CA, School District GO, Unified School District:
Zero Coupon, 8/1/2012 (b)	1,890,000	1,282,819
Zero Coupon, 8/1/2013 (b)	1,945,000	1,242,680
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,670,000	3,762,778
7.125%, 10/1/2023	2,810,000	2,839,927
Morgan Hill, CA, Core City GO, Zero Coupon, 8/1/2024 (b)	3,000,000	946,050
Murrieta Valley, CA, School District GO, Unified School District, Series A, Zero Coupon, 9/1/2016 (b)	2,500,000	1,319,700
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	271,944
Northern California, Electric Revenue, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2017 (b)	2,500,000	2,620,050
Oakland, CA, Port Authority Revenue, 5.75%, 11/1/2014 (b)	2,500,000	2,769,825
Oakland, CA, Single Family Housing Revenue, 7.1%, 1/1/2010	650,000	660,641
Orange County, CA, County (GO) Lease, 6.0%, 7/1/2026 (b)	13,000,000	14,737,710
Palmdale, CA, School District GO, School Building Project, Zero Coupon, 10/1/2019	1,420,000	621,491
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (b)	1,020,000	1,252,754
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,085,670
7.125%, 7/1/2026	2,000,000	2,150,720
Redwood City, CA, School District GO, Elementary School District, Zero Coupon, 8/1/2017	1,635,000	814,557
Richmond, CA, Other (GO) Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	500,000	546,240
6.6%, 9/1/2016	1,000,000	1,093,610
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (b)	2,495,000	1,034,277
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (b)	1,750,000	995,225
Zero Coupon, 6/1/2016 (b)	2,395,000	1,278,786
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,822,850
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,090,000	1,165,875
6.0%, 9/1/2011	850,000	923,551
6.125%, 9/1/2014	605,000	651,361
6.3%, 9/1/2021	1,500,000	1,566,570
Sacramento, CA, Electric Revenue, Municipal Utility District:
5.25%, 8/15/2016 (b)	1,340,000	1,458,201
5.25%, 8/15/2017 (b)	1,415,000	1,528,794
Series K, 5.75%, 7/1/2018 (b)	5,170,000	6,020,982
Series G, 6.5%, 9/1/2013 (b)	1,270,000	1,551,140
Sacramento, CA, Electric Revenue, Power Authority Cogeneration Project:
6.0%, 7/1/2022 (b)	5,000,000	5,678,950
6.375%, 7/1/2010	2,300,000	2,474,133
6.5%, 7/1/2004	2,000,000	2,142,420
Sacramento, CA, Other (GO) Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,582,284
Series A, 5.4%, 11/1/2020 (b)	5,000,000	5,544,250
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	9,975,500
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (b)	2,685,000	1,408,578
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (b)	1,000,000	1,198,820
Series A, 6.0%, 9/1/2014 (b)	2,195,000	2,639,334
Series A, 6.0%, 9/1/2015 (b)	1,000,000	1,204,070
Salinas, CA, Other (GO) Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,126,960
Salinas, CA, School District GO, Series A, 5.375%, 6/1/2022 (b)	2,700,000	2,884,005
San Berardino, CA, County GO, Medical Center Financing Project:
5.5%, 8/1/2017 (b)	3,965,000	4,524,898
6.0%, 8/1/2009 (b)	3,000,000	3,559,530
San Bernadino, CA, Other (REV) Lease:
Series A, 5.25%, 11/1/2013 (b)	3,115,000	3,517,583
Series A, 5.25%, 11/1/2014 (b)	2,330,000	2,609,833
Series A, 5.25%, 11/1/2018 (b)	7,885,000	8,561,612
San Bruno Park, CA, School District GO:
Zero Coupon, 8/1/2014	1,010,000	607,909
Zero Coupon, 8/1/2016	1,000,000	529,890
Zero Coupon, 8/1/2017	1,000,000	498,200
Zero Coupon, 8/1/2019	1,100,000	485,331
San Diego, CA, School District GO, Election of 1998:
Series B, 6.0%, 7/1/2019 (b)	1,000,000	1,188,150
Series B, 6.05%, 7/1/2018 (b)	770,000	923,068
San Diego, CA, Special Assessment Revenue, Redevelopment Agency, Horton Project, Series B, Prerefunded, 6.625%, 11/1/2017	2,000,000	2,404,840
San Francisco, CA, Airport Revenue, Airport Communication:
Series 12A, 5.7%, 5/1/2013	5,470,000	5,845,898
Series 12A, 5.7%, 5/1/2014	6,795,000	7,176,471
San Francisco, CA, Airport Revenue, Inverse Floater: Rites-PA 662A:
9.616%, 5/1/2011*	1,080,000	1,410,415
9.638%, 5/1/2011*	1,365,000	1,782,608
Rites-PA 662B, 9.135%, 5/1/2012*	1,445,000	1,831,162
Rites-PA 662C, 9.116%, 5/1/2013*	1,365,000	1,700,735
Rites-PA 662E, 9.852%, 5/1/2015*	1,530,000	1,859,225
Rites-PA 662F, 10.083%, 5/1/2016*	1,625,000	1,987,083
Rites-PA 662G, 9.79%, 5/1/2014*	1,445,000	1,778,087
Rites-PA 662H, 9.116%, 5/1/2012*	1,285,000	1,628,403
Rites-PA 662I, 9.116%, 5/1/2013*	1,535,000	1,912,549
San Francisco, CA, Core City (GO) Lease, Redevelopment Agency, George R. Moscone Convention Center, 6.75%, 7/1/2015 (b)	2,200,000	2,437,886
San Francisco, CA, Core City GO, 5.375%, 6/15/2017 (b)	1,540,000	1,686,223
San Francisco, CA, Hospital & Healthcare Revenue, Coventry Park Project, AMT, Series A, 8.5%, 12/1/2026	2,000,000	1,631,940
San Francisco, CA, Sales & Special Tax Revenue, Bay Area:
5.25%, 7/1/2015	1,750,000	1,916,163
5.25%, 7/1/2016 (b)	1,150,000	1,250,246
5.25%, 7/1/2018 (b)	2,465,000	2,645,808
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, 7.3%, 1/1/2004	1,000,000	1,078,960
ETM, 7.35%, 1/1/2005	2,500,000	2,829,550
ETM, 7.4%, 1/1/2007	6,000,000	7,269,240
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2006	200,000	186,506
ETM, Zero Coupon, 1/1/2010	1,500,000	1,170,900
ETM, Zero Coupon, 1/1/2014	3,680,000	2,306,219
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2011 (b)	5,450,000	3,991,035
Series A, Zero Coupon, 1/15/2012 (b)	25,420,000	17,592,160
Series A, Zero Coupon, 1/15/2015 (b)	12,065,000	6,960,178
Series A, Zero Coupon, 1/15/2016 (b)	3,485,000	1,888,173
Series A, Zero Coupon, 1/15/2017 (b)	3,965,000	2,020,564
Series A, Zero Coupon, 1/15/2018 (b)	2,640,000	1,266,487
Series A, Zero Coupon, 1/15/2019 (b)	3,185,000	1,438,155
Zero Coupon, 1/15/2026 (b)	15,000,000	4,282,650
San Jose, CA, Project Revenue, Finance Authority:
Series B, Zero Coupon, 11/15/2004	810,000	779,649
Series B, Zero Coupon, 11/15/2005	810,000	758,282
San Jose, CA, School District GO, Santa Clara County, Series D, 5.25%, 8/1/2016 (b)	3,060,000	3,325,577
San Jose, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2015 (b)	2,570,000	1,450,816
Series A, Zero Coupon, 8/1/2017 (b)	1,350,000	672,570
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (b)	1,985,000	2,476,704
San Ysidro, CA, School District GO, 6.125%, 8/1/2021 (b)	1,400,000	1,638,994
Santa Ana, CA, Other GO, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (b)	2,000,000	2,400,240
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (b)	3,250,000	4,174,625
Santa Cruz County, CA, County (GO) Lease, Capital Facilties Project:
5.5%, 9/1/2017 (b)	1,005,000	1,151,147
5.5%, 9/1/2018 (b)	1,060,000	1,205,411
5.6%, 9/1/2019 (b)	1,115,000	1,273,285
5.6%, 9/1/2020 (b)	1,180,000	1,341,341
5.65%, 9/1/2024 (b)	1,445,000	1,618,154
5.65%, 9/1/2025 (b)	1,520,000	1,704,452
5.65%, 9/1/2026 (b)	1,605,000	1,799,414
Santa Cruz County, CA, Multi Family Housing Revenue, Housing Authority, Series A, 7.75%, 7/1/2023	2,000,000	2,003,720
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (b)	3,675,000	4,739,207
Series B, 7.25%, 8/1/2013 (b)	3,400,000	4,426,018
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 1-2-2A and 8, Series A, 7.25%, 8/1/2006 (b)	465,000	555,066
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/2005 (b)	2,895,000	3,345,288
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,031,329
6.375%, 9/1/2030	1,000,000	1,017,720
6.375%, 9/1/2030	3,990,000	4,060,703
South San Francisco, CA, Sales & Special Tax Revenue, Capital Improvements Financing Authority, Conference Center, 6.125%, 9/1/2018	3,925,000	4,016,531
South Tahoe, CA, Electric Revenue, Joint Powers Finance Authority, Series A, 7.3%, 10/1/2007	12,500,000	13,274,625
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	7,319,040
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,131,800
Southern California, Single Family Housing Revenue, Home Finance Authority, Series A, 6.75%, 9/1/2022	305,000	309,767
Southern California, Water & Sewer Revenue, Metropolitan Water District, Series A, 5.75%, 7/1/2021	1,120,000	1,284,875
Stockton, CA, Special Assessment Revenue, Community Facilities District, Brookside Estates, 6.2%, 8/1/2015	2,000,000	2,107,420
Tahoe Truckee, CA, School District GO, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (b)	3,600,000	1,306,152
Temple City, CA, School District GO, Series A, Zero Coupon, 8/1/2015 (b)	1,250,000	705,650
Torrance, CA, Hospital & Healthcare Revenue, Torrance Memorial Medical Center, 5.5%, 6/1/2031	2,950,000	3,002,097
Tustin, CA, Sales & Special Tax Revenue, 6.375%, 9/1/2035	2,000,000	2,440,720
Tustin, CA, School District (GO) Lease, 6.25%, 9/1/2021	750,000	910,103
Ukiah, CA, School District GO, Unified School District, Zero Coupon, 8/1/2016 (b)	2,000,000	1,059,780
Watsonville, CA, Watsonville Community Hospital, Series A, ETM, 5.95%, 7/1/2007	1,135,000	1,310,880
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	997,423
		912,431,473
Puerto Rico 14.6%
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017	10,605,000	11,926,065
Series KK, 5.5%, 7/1/2016 (b)	10,000,000	11,535,300
5.5%, 7/1/2018 (b)	3,665,000	4,195,765
5.5%, 7/1/2019 (b)	2,690,000	3,065,067
Series HH, Prerefunded, 5.75%, 7/1/2014 (b)	7,500,000	8,803,125
Series HH, Prerefunded, 5.75%, 7/1/2015	2,300,000	2,694,427
Series HH, Prerefunded, 5.75%, 7/1/2016 (b)	5,000,000	5,857,450
Puerto Rico, Electric Revenue, Electric Power Authority, Inverse Floater, Rites-PA 1044, 17.96%, 7/1/2015* (b)	6,250,000	10,134,500
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2014 (b)	2,075,000	2,334,686
Series A, 5.625%, 7/1/2015 (b)	2,190,000	2,453,041
Series A, 5.625%, 7/1/2016 (b)	2,215,000	2,468,352
5.625%, 7/1/2017 (b)	2,345,000	2,596,548
Puerto Rico, Other GO, Public Improvements, Inverse Floater, Rites-PA 944B, 9.52%, 7/1/2016* (b)	6,625,000	8,386,124
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (b)	7,250,000	8,724,433
Series Y, 6.25%, 7/1/2014 (b)	3,000,000	3,693,600
Series Z, 6.25%, 7/1/2014 (b)	1,000,000	1,231,200
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater, Rites-PA 645C, 10.27%, 8/1/2014* (b)	2,500,000	3,185,675
Puerto Rico, State (GO) Lease, Municipal Finance Agency, Inverse Floater:
Rites-PA 645B, 9.902%, 8/1/2013* (b)	2,395,000	3,037,602
Rites-PA 645D, 10.402%, 8/1/2015* (b)	2,225,000	2,901,244
Puerto Rico, State GO:
5.5%, 7/1/2015 (b)	4,960,000	5,730,685
5.65%, 7/1/2015 (b)	1,000,000	1,170,370
Puerto Rico, State GO, Inverse Floater, Rites-PA 620B, 10.5%, 7/1/2014*	5,000,000	7,043,700
Puerto Rico, State GO, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (b)	1,000,000	1,220,380
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority:
Series A, 5.5%, 7/1/2014 (b)	5,000,000	5,801,350
Series E, 5.5%, 7/1/2020 (b)	14,155,000	16,055,167
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Inverse Floater:
3.354%, 8/11/2010* (b)	3,610,000	5,251,792
3.354%, 3/9/2012* (b)	2,825,000	4,139,360
Puerto Rico, Water & Sewer Revenue, Public Finance Corp, Series A, 5.5%, 8/1/2015 (b)	3,455,000	3,880,414
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.25%, 7/1/2016 (b)	750,000	926,123
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,188,760
Puerto Rico Commonwealth, State GO, 6.5%, 7/1/2015 (b)	4,000,000	5,021,320
		157,653,625
Virgin Islands 0.8%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,378,175
Total Long-Term Municipal Investments (Cost $973,836,768)		1,078,463,273
Total Investment Portfolio - 100.0% (Cost $973,836,768) (a)		1,078,463,273

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of August 31, 2002.
(a) The cost for federal income tax purposes was $973,229,473. At August 31, 2002, net unrealized appreciation for all securities based on tax cost was $105,233,800. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,020,066 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $786,266.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.
(c) When-issued or forward delivery securities (see notes to Financial Statements).
(d) At August 31, 2002 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At August 31, 2002, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year SWAP Future	9/16/2002	164	17,185,922	18,116,874
10 year CBT U.S. Treasury Note	9/19/2002	500	55,120,578	56,585,938
Total net unrealized depreciation on futures contracts sold short				(2,396,312)

At August 31, 2002, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
11/20/2002 5/20/2012	20,000,000	Fixed - 4.366%	Floating - BMA	(1,322,000)
9/13/2002 3/13/2012	25,000,000	Fixed - 4.162%	Floating - BMA	(1,362,500)
9/30/2002 6/28/2012	10,000,000	Fixed - 5.359%	Floating - LIBOR	(552,000)
11/29/2002 11/29/2012	20,000,000	Fixed - 5.0%	Floating - LIBOR	(376,000)
Total net unrealized depreciation on open interest rate swaps				(3,612,500)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $973,836,768)	$ 1,078,463,273
Receivable for investments sold	86,250
Interest receivable	12,504,206
Receivable for Fund shares sold	488,468
Other assets	288,000
Total assets	1,091,830,197
Liabilities
Due to custodian bank	315,613
Payable for when-issued and forward delivery securities	7,805,050
Dividends payable	651,148
Payable for Fund shares redeemed	831,626
Payable for daily variation margin on open futures contrcts	106,187
Unrealized depreciation on interest rate swaps	3,612,500
Accrued management fee	495,586
Other accrued expenses and payables	338,589
Total liabilities	14,156,299
Net assets, at value	$ 1,077,673,898
Net Assets
Net assets consist of: Undistributed net investment income	933,063
Net unrealized appreciation (depreciation) on: Investments and other assets	104,914,505
Futures	(2,396,312)
Interest rate swaps	(3,612,500)
Accumulated net realized gain (loss)	(7,272,513)
Paid-in capital	985,107,655
Net assets, at value	$ 1,077,673,898

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($320,882,742 / 41,890,576 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.66
Class A Net Asset Value and redemption price per share ($720,037,689 / 93,961,117 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.66
Maximum offering price per share (100 / 95.5 of $7.66)	$ 8.02
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,933,460 / 3,900,796 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.67
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,820,007 / 895,166 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Interest	$ 57,478,520
Expenses: Management fee	5,634,690
Administrative fee	1,061,101
Distribution service fees	1,830,677
Trustees' fees and expenses	35,763
Other	36,496
Total expenses, before expense reductions	8,598,727
Expense reductions	(8,959)
Total expenses, after expense reductions	8,589,768
Net investment income	48,888,752
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,940,994
Futures	914,290
8,855,284
Net unrealized appreciation (depreciation) during the period on: Investments and other assets	5,016,857
Futures	(2,396,312)
Interest rate swaps	(3,612,500)
(991,955)
Net gain (loss) on investment transactions	7,863,329
Net increase (decrease) in net assets resulting from operations	$ 56,752,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 48,888,752	$ 39,340,527
Net realized gain (loss) on investment transactions	8,855,284	9,988,990
Net unrealized appreciation (depreciation) on investment transactions during the period	(991,955)	34,256,594
Net increase (decrease) in net assets resulting from operations	56,752,081	83,586,111
Distributions to shareholders from: Net investment income: Class S	(14,638,462)	(3,044,636)
Class A	(32,469,093)	(35,077,817)
Class B	(1,087,202)	(1,265,820)
Class C	(204,115)	(199,018)
Fund share transactions: Proceeds from shares sold	98,923,190	110,283,874
Net assets acquired in tax-free reorganization	-	315,385,118
Reinvestment of distributions	28,698,977	22,598,135
Cost of shares redeemed	(179,074,551)	(176,829,100)
Net increase (decrease) in net assets from Fund share transactions	(51,452,384)	271,438,027
Increase (decrease) in net assets	(43,099,175)	315,436,847
Net assets at beginning of period	1,120,773,073	805,336,226
Net assets at end of period (including undistributed net investment income of $933,063 and $407,329, respectively)	$ 1,077,673,898	$ 1,120,773,073

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S
Years Ended August 31,	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 7.32
Income (loss) from investment operations: Net investment income	.35	.07
Net realized and unrealized gain (loss) on investment transactions	.05	.28
Total from investment operations	.40	.35
Less distributions from:
Net investment income	(.34)	(.07)
Net asset value, end of period	$ 7.66	$ 7.60
Total Return (%)	5.56	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	321	325
Ratio of expenses before expense reductions (%)	.68	.70*
Ratio of expenses after expense reductions (%)	.68	.68*
Ratio of net investment income (%)	4.68	4.72*
Portfolio turnover rate (%)	24	26*
[a] For the period from June 18, 2001 (commencement of operations) to August 31, 2001.
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.67% to 4.68%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $6,924,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($5,623,000) and August 31, 2009 ($1,301,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,604,055
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (6,924,000)
Unrealized appreciation (depreciation) on investments	$ 105,233,800

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 48,398,872

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

At August 31, 2002, other receivables of $288,000 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $257,192,912 and $286,636,876, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.075%, 0.125% and 0.175% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. the Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class S	$ 472,893	$ 40,953
Class A	540,733	49,308
Class B	37,500	3,435
Class C	9,975	1,022
	$ 1,061,101	$ 94,718

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 224,994	$ 19,931
Class C	42,751	4,217
	$ 267,745	$ 24,148

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 1,476,881	$ 206,459.20%
Class B	72,771	6,716.24%
Class C	13,280	1,403.23%
	$ 1,562,932	$ 214,578

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $151,139.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares was $58,305 and $821, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2002, SDI received $14,257.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $8,959 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	3,347,886	$ 25,041,175	683,526	$ 5,124,084*
Class A	8,712,898	65,132,817	12,367,386	90,055,472
Class B	851,651	6,396,674	845,993	6,224,689
Class C	315,266	2,352,524	1,217,971	8,879,629
		$ 98,923,190		$ 110,283,874
Shares issued in tax-free reorganization
Class S	-	-	43,087,344	$ 315,385,118
Shares issued to shareholders in reinvestment of distributions
Class S	1,292,962	$ 9,647,941	257,680	$ 1,919,993*
Class A	2,446,932	18,269,091	2,691,783	19,798,930
Class B	86,799	649,002	103,468	762,055
Class C	17,909	132,943	16,013	117,157
		$ 28,698,977		$ 22,598,135
Shares redeemed
Class S	(5,486,437)	$ (40,996,193)	(1,292,385)	$ (9,621,453)*
Class A	(16,317,811)	(121,976,195)	(21,094,037)	(154,740,370)
Class B	(1,380,003)	(10,326,875)	(1,057,315)	(7,775,016)
Class C	(769,701)	(5,775,288)	(640,160)	(4,692,261)
		$ (179,074,551)		$ (176,829,100)
Net increase (decrease)
Class S	(845,589)	$ (6,307,077)	42,736,165	$ 312,807,742*
Class A	(5,157,981)	(38,574,287)	(6,034,868)	(44,885,968)
Class B	(441,553)	(3,281,199)	(107,854)	(788,272)
Class C	(436,526)	(3,289,821)	593,824	4,304,525
		$ (51,452,384)		$ 271,438,027

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

G. Acquisition of Assets

On June 15, 2001, the Fund acquired all of the net assets of Scudder California Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 43,087,344 Class S shares of the Fund for 28,618,035 Class S shares of Scudder California Tax Free Fund outstanding on June 15, 2001. Scudder California Tax Free Fund's net assets at that date ($315,385,118), including $19,764,614 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $767,925,054. The combined net assets of the Fund immediately following the acquisition were $1,083,310,172.

H. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $559,041 increase in cost of securities and a corresponding $559,041 decrease in net unrealized appreciation, based on securities held by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $170,217, decrease unrealized appreciation by $48,254, and decrease net realized gains by $121,963. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder California Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder California Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder California Tax-Free Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
94,303,309	2,459,761	3,093,107

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Philip G. Condon (52) Vice President, 2001-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally[4] (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On 8/19/02, these funds changed their names from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call SAIL™ - 1-800-343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Call a Scudder representative at 1-800-SCUDDER
Please address all written correspondence to	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Notes

Notes